UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Colony Bankcorp, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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April 23, 2020

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Colony Bankcorp, Inc., I cordially invite you to attend the 2020 Annual Meeting of Shareholders. The meeting will be held at 11:00 a.m., local time, on May 26, 2020, at the Company’s Corporate Headquarters, 115 South Grant Street, Fitzgerald, Georgia.

As we do at this meeting every year, in addition to considering the matters described in the Proxy Statement, we will present the management’s report on the Company’s 2019 financial and operating performance and will address your questions and comments.

A Proxy Statement describing the business to be conducted at the Annual Meeting and a proxy card enabling you to vote without attending the meeting is enclosed. Our Annual Report to Shareholders for the year ended December 31, 2019, is also provided. In accordance with the rules of the Securities and Exchange Commission, our Proxy Statement, proxy card and 2019 Annual Report to Shareholders are available on the Internet at https://materials.proxyvote.com/19623P.

An important part of the Annual Meeting is the shareholder vote on corporate business items. I urge each of you to exercise your rights as a shareholder to vote and participate in this process. Shareholders are being asked to consider and vote upon: (1) the election of nine directors of the Company; (2) the advisory (non-binding) resolution to approve our executive compensation as disclosed in the enclosed Proxy Statement; (3) the approval of the Colony Bankcorp, Inc. 2020 Incentive Plan; (4) the ratification of the appointment of McNair, McLemore, Middlebrooks & Co., LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and (5) any other business that may properly come before the Annual Meeting or any other adjournment or postponement thereof.

Whether or not you plan to attend the meeting, you are requested to read the enclosed Proxy Statement and promptly complete, date, sign, and return the enclosed proxy in the enclosed self-addressed, postage-paid envelope. This will ensure that your shares are represented at the Annual Meeting and will save us the additional expense of soliciting proxies.

Your Board of Directors and management are committed to the continued success of Colony Bankcorp, Inc. and the enhancement of your investment. As President and CEO, I want to express my appreciation for your confidence and support.

Sincerely,

T. Heath Fountain

President and Chief Executive Officer

Note:

At the date of this mailing, the COVID-19 Coronavirus continues to spread throughout the United States, including Georgia. We are facing an unpredictable and volatile situation with respect to the progress of this deadly virus, which has been classified as a global pandemic. The health and safety of our shareholders and employees are of paramount concern to your Board of Directors and management. To minimize the risk to shareholders and employees, we are encouraging all shareholders to access the meeting virtually through WebEx at https://colonybankevents.webex.com/colonybankevents/onstage/g.php?MTID=e62be78eb8ca7d9945b4f332b3425fe7f and to not attend the meeting in person.

COLONY BANKCORP, INC.

Post Office Box 989

115 South Grant Street

Fitzgerald, Georgia 31750

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 26, 2020

To the shareholders of Colony Bankcorp, Inc.:

Notice is hereby given that the 2020 annual meeting of shareholders (the “annual meeting”) of Colony Bankcorp, Inc. (the “Company”) will be held at Colony Bankcorp, Inc.’s Corporate Office at 115 South Grant Street, Fitzgerald, Georgia1 on Tuesday, May 26, 2020 at 11:00 a.m., local time, for the following purposes:

1.	To elect nine directors to serve until the 2021 annual meeting of shareholders and until their successors have been duly elected and qualified;

2.	To solicit an advisory (non-binding) vote approving the Company’s executive compensation;

3.	To approve the Colony Bankcorp, Inc. 2020 Incentive Plan;

4.	To ratify the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

5.

To transact any other business that may properly come before the annual meeting or any other adjournment or postponement thereof. As of the date of this proxy statement, the Board of Directors is not aware of any other such business.

The close of business on March 20, 2020 has been fixed as the record date by the Board of Directors for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting.

Shareholders may receive more than one proxy because of shares registered in different names or addresses. Each such proxy should be marked, dated, signed and returned. Please check to be certain of the manner in which your shares are registered—whether individually, as joint tenants, or in a representative capacity—and sign the related proxy accordingly.

A complete list of shareholders entitled to vote at the annual meeting will be available for examination by any shareholder, for any purpose germane to the annual meeting, during normal business hours, for a period of at least 10 days prior to the annual meeting at the Company’s corporate office located at the address set forth above.

Whether or not you plan to attend the annual meeting, please mark, date and sign the enclosed proxy and mail it promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time prior to its exercise by written notice to the Company prior to the meeting or by attending the meeting personally and voting. Returning your proxy does not deprive you of your right to attend the annual meeting and vote your shares in person.

More detailed information regarding the matters to be acted upon at the special meeting is contained in the proxy statement accompanying this notice.

By Order of the Board of Directors

T. Heath Fountain

President and Chief Executive Officer

Fitzgerald, Georgia

April 23, 2020

[1]

To minimize the risk to shareholders and employees related to the COVID-19 Coronavirus, we are encouraging all shareholders to access the meeting virtually through WebEx at
https://colonybankevents.webex.com/colonybankevents/onstage/g.php?MTID=e62be78eb8ca7d9945b4f332b3425fe7f and to not attend the meeting in person. Furthermore, depending on developments related to the COVID-19 Coronavirus, including potential shelter in place and other government orders, the Company may be required or find it advisable to cancel the physical meeting and conduct the Annual Meeting solely by means of remote communication. If the Company takes this step, or if the time, date or place of the Annual Meeting will be changing, the Company will announce the decision to do so in advance, and details on how to participate will be available on the Investor Relations page of the Company’s website (http://investors.colonybank.com/).

COLONY BANKCORP, INC.

Post Office Box 989

115 South Grant Street

Fitzgerald, Georgia 31750

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

May 26, 2020

This proxy statement is being furnished to the shareholders of Colony Bankcorp, Inc. in connection with the solicitation of proxies by its Board of Directors (the “Board”) to be voted at the 2020 Annual Meeting of Shareholders and at any adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, May 26, 2020, at Colony Bankcorp, Inc.’s Corporate Office at 115 South Grant Street, Fitzgerald, Georgia 31750, at 11:00 a.m. local time.

The approximate date on which this proxy statement and the accompanying proxy card are first being sent or given to shareholders is April 23, 2020.

As used in this proxy statement, the terms “Colony Bankcorp,” “Company,” “Colony,” “we,” “our” and “us” all refer to Colony Bankcorp, Inc. and its wholly-owned banking subsidiary, Colony Bank.

Notice Regarding The Internet Availability Of Proxy Materials

We have posted materials related to the 2020 Annual Meeting on the Internet. The following materials are available on the Internet at https://materials.proxyvote.com/19623P:

•	This proxy statement for the 2020 Annual Meeting,

•	Colony’s 2019 annual report to shareholders, and

•	Colony’s Annual Report on Form 10-K for the year ended December 31, 2019, and filed with the Securities and Exchange Commission.

VOTING

General

The securities which can be voted at the Annual Meeting consist of Colony Bankcorp’s common stock, $1.00 par value per share (“Colony Bankcorp stock”), with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Colony Bankcorp stock who are entitled to notice of and to vote at the Annual Meeting is March 20, 2020. On the record date, 9,498,783 shares of Colony Bankcorp stock were outstanding and eligible to be voted.

Quorum and Vote Required

The presence, in person or by proxy, of a majority of the outstanding shares of Colony Bankcorp stock is necessary to constitute a quorum at the Annual Meeting. In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes “for” or “against” as well as all broker non-votes and abstentions (including votes to withhold authority to vote) will be counted.

In voting for the proposal to elect nine directors (Proposal No. 1), you may vote in favor of all nominees or withhold your votes as to all or as to specific nominees. The vote required to approve each director nominee set forth in Proposal No. 1 is governed by the Company’s Amended and Restated Bylaws and is an affirmative vote of a majority of the shares entitled to vote and represented at the Annual Meeting, provided a quorum is present. Abstentions, votes withheld, and broker non-votes will not be counted, and will have the effect of a vote against each director nominee set forth in Proposal No. 1 to which such abstention, withheld vote and broker non-vote applies. Shareholders are not entitled to cumulative voting in the election of our directors. Any other matter which may be submitted to shareholders at the Annual Meeting will be determined by a majority of the votes cast at the Annual Meeting, excluding abstentions, votes withheld, and broker non-votes, which will not be counted and will have no effect.

In voting on the proposal to approve the advisory (non-binding) vote on executive compensation (Proposal No. 2), you may vote for or against the proposal or abstain. The proposal will be deemed approved if a majority of the votes cast at the Annual Meeting are voted for Proposal No. 2, excluding abstentions, votes withheld, and broker non-votes, which will not be counted and will have no effect. The vote is advisory, and will not be binding upon the directors.

In voting on the proposal to approve the Colony Bankcorp, Inc. 2020 Incentive Plan (Proposal No. 3), you may vote for or against the proposal or abstain. The proposal will be deemed approved if a majority if a majority of the votes cast at the Annual Meeting are voted for Proposal No. 3, excluding abstentions, votes withheld, and broker non-votes, which will not be counted and will have no effect.

In voting on the proposal to approve the ratification of the Company’s independent registered public accounting firm (Proposal No. 4), you may vote for or against the proposal or abstain. The proposal will be deemed approved if a majority of the votes cast at the Annual Meeting are voted for Proposal No. 4, excluding abstentions, votes withheld, and broker non-votes, which will not be counted and will have no effect.

As of March 20, 2020 our directors and executive officers held 685,483 shares of Colony Bankcorp stock, or approximately 7.22% of all outstanding stock, and we believe that all of those shares will be voted in favor of all proposals.

In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed to permit the further solicitation of proxies.

The Board recommends that you vote your shares “FOR” the election of each of the nine director nominees named in this proxy statement, “FOR” the advisory vote on the compensation of Colony’s named executive officers, “FOR” the approval of the Colony Bankcorp, Inc. 2020 Incentive Plan, and “FOR” the ratification of McNair, McLemore, Middlebrooks & Co., LLC as our independent registered public accounting firm for 2020.

Proxies

All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes as to specific nominees. You should specify your choices on the proxy card. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted “FOR” the proposals listed on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

All proxy cards delivered pursuant to this solicitation are revocable at any time before the Annual Meeting by giving written notice to our Secretary, Edward L Bagwell, at 115 South Grant Street, Fitzgerald, Georgia 31750, by delivering a later dated proxy card, or by voting in person at the Annual Meeting.

All expenses incurred in connection with the solicitation of proxies will be paid by the Company. Solicitation may take place by mail, telephone, telegram, or personal contact by our directors, officers, and regular employees of the Company without additional compensation. The Annual Report of the Company for the year 2019, which includes the Audited Consolidated Financial Statements and accompanying Notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations, accompanies this proxy statement.

Beneficial Holders: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, commonly referred to as “street name,” you should have received our proxy materials from that organization rather than from us. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You should follow the instructions provided by your broker, bank or other agent regarding how to vote your shares. To vote in person at the Annual Meeting, you must obtain a “legal proxy” from your broker, bank or other agent and follow the instructions from your broker, bank or other agent.

If your shares are held by your broker, bank or other agent as your nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” You are not the “recordholder” of such shares. If this is the case, you will need to obtain a proxy card from the organization that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank or other agent to vote your shares. Brokers, banks or other agents that have not received voting instructions from their customers cannot vote on their customers’ behalf with respect to proposals that are not “routine” but may vote their customers’ shares with respect to proposals that are “routine.” Shares that brokers, banks and other agents are not authorized to vote are referred to as “broker non-votes.” The ratification of the Company’s independent registered public accounting firm is a routine proposal, while the election of directors, the advisory vote on executive compensation and the vote to approve the Colony Bankcorp, Inc. 2020 Incentive Plan are not “routine” proposals. Therefore, if you are a beneficial holder and if you submit a voting instruction form to your bank, broker or other nominee but do not specify how to vote your shares, your shares will be voted in the bank, broker or other nominee’s discretion with respect to the ratification of the Company’s independent registered public accounting firm but such shares will not be voted with respect to the election of directors, the advisory vote on executive compensation and the vote to approve the Colony Bankcorp, Inc. 2020 Incentive Plan.

Voting Results

The Company will publish the voting results in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (“SEC”) within four business days following the Annual Meeting.

Attending the Annual Meeting

At the date of this mailing, the COVID-19 Coronavirus continues to spread throughout the United States, including Georgia. We are facing an unpredictable and volatile situation with respect to the progress of this deadly virus, which has been classified as a global pandemic. The health and safety of our shareholders and employees are of paramount concern to the Company. To minimize the risk to shareholders and employees, the Company is encouraging all shareholders and employees to access the meeting virtually through WebEx at https://colonybankevents.webex.com/colonybankevents/onstage/g.php?MTID=e62be78eb8ca7d9945b4f332b3425fe7f and to not attend the meeting in person. Please note that shareholders will not be able to vote or revoke a proxy through the webcast. Therefore, to ensure that your vote is counted at the Annual Meeting, you are strongly encouraged to complete and return the proxy card included with these proxy materials or through your broker, bank or other nominee’s voting instruction form.

Furthermore, depending on developments related to the COVID-19 Coronavirus, including shelter in place and other government orders, the Company may be required or find it advisable to cancel the physical meeting and conduct the Annual Meeting solely by means of remote communication. If the Company takes this step, or if the time, date or place of the Annual Meeting will be changing, the Company will announce the decision to do so in advance, and details on how to participate will be available on the Investor Relations page of the Company’s website (http://investors.colonybank.com/).

If you do attend the Annual Meeting and desire to vote your shares at the meeting, you must bring photo identification. If you hold your shares through a bank, broker or other agent, you must also bring proof of your ownership of your shares, such as the voting instruction form or an account statement from your broker, bank or other agent. Without proof of ownership, you may not be allowed to vote at the meeting.

Shareholders who have questions about the matters to be voted on at the Annual Meeting or how to submit a proxy, or who desire additional copies of the Proxy should contact Edward L. Bagwell at Colony Bankcorp, Inc., 115 South Grant Street, Fitzgerald, Georgia 31750 or by phone at (229) 426-6000 or by email at lbagwell@colonybank.com.

BUSINESS OF THE COMPANY

The Company is a Georgia business corporation that began operating as Colony Bank in 1975. The Company was organized for the purpose of operating as a bank-holding company in 1982 under the Federal Bank Holding Company Act of 1956, as amended, and the bank holding company laws of Georgia. From 1984 through 2008, the Company engaged in a series of mergers and acquisitions that resulted in the Company’s ownership of seven banking subsidiaries and one non-bank subsidiary. In 2008, the Company affected a merger (the “Merger”) of its subsidiary banks into one surviving bank, Colony Bank of Fitzgerald, which it renamed Colony Bank (the “Bank”).

The Company conducts a general full service commercial, consumer and mortgage borrowing business through 33 locations throughout Georgia. The Bank also helps its customers achieve their goal of home ownership through Colony Bank Mortgage. Because the Company is a bank holding company, its principal operations are conducted through its wholly-owned subsidiary bank, Colony Bank. The Company has 100 percent ownership of the Bank and maintains systems of financial, operational and administrative controls that permit centralized evaluation of the operations of the Bank in selected functional areas including operations, accounting, marketing, investment management, purchasing, human resources, computer services, auditing, compliance and credit review.

Responsibility for management of the Bank remains with the Bank’s Board of Directors and officers. Services rendered by the Company are intended to assist bank management and to expand the scope of available banking services.

Colony Bankcorp, Inc.’s common stock is quoted on the NASDAQ Global Market under the symbol “CBAN.”

Employees

As of December 31, 2019, the Company and its subsidiaries employed 370 employees, 360 of which are full-time employees.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors consists of nine members, seven of whom are non-employee directors. The Company’s Amended and Restated Bylaws provide that the Board of Directors shall consist of not less than three nor more than 25 persons, with the exact number to be fixed and determined from time to time by resolution of the Board of Directors, or by resolution of the shareholders at any annual or special meeting of shareholders. Our Board of Directors also serves as the Board of Directors of the Bank.

The Board of Directors has voted that the Board consist of nine members for the Company’s 2020 fiscal year.

The Nomination Committee, consisting of independent directors Scott Downing, Jonathan W.R. Ross and Mark Massee, recommended to the full Board a slate of directors for consideration in the shareholders proxy for the Annual Meeting. The Board of Directors, based on the Nomination Committee recommendations, has nominated the following persons for submission to the shareholders for election for a one-year term expiring at the 2021 annual meeting:

Scott L. Downing	Mark H. Massee
M. Frederick Dwozan, Jr.	Meagan M. Mowry
T. Heath Fountain	Matthew D. Reed
Terry L. Hester	Jonathan W. R. Ross
Edward P. Loomis, Jr.

Each of the nominees is currently a director.

The Board of Directors unanimously recommends that you vote “FOR” each of the nine nominees named above to the Board of Directors.

Each of the nominees has consented to serve if elected. If any nominee should be unavailable to serve for any reason, the Board may designate a substitute nominee (in which event the persons named as proxies will vote the shares represented by all valid proxy cards for the election of such substitute nominee), allow the vacancy to remain open until a suitable candidate is located, or reduce the number of directors.

Set forth below is information as of March 20, 2020 about each of the director nominees, including his or her name, age, experience and qualifications, each of the positions and offices he or she holds with the Company, his or her term of office as a director, and all periods during which he or she has served as a director of the Company. Their beneficial ownership of Colony Bankcorp stock is set forth in the table on page 17.

Directors and Nominees

Scott L. Downing. Mr. Downing, age 49, is the President of SDI Investments and Vice President of Lowell Packing Company. He has served as President of SDI Investments since 2005 and as Vice President of Lowell Packaging Company since 1997. He is very active in community affairs and currently serves on the Ben Hill County Hospital Foundations Board. Mr. Downing has served as Ben Hill County Commissioner and Chairman of the ACCG policy committee for Economic Development and Transportation. He previously served as a Director of the Colony Bank Fitzgerald charter until the Merger in 2008 and has served as a community board member of the Colony Bank Fitzgerald office since 2008. Mr. Downing has been a Director of the Company since January 2012.

The Board of Directors believes that Mr. Downing’s broad business background dealing with regulatory issues and bank board experience will provide invaluable expertise in oversight and setting policy for the Company and will make him an excellent candidate for Director of the Company.

M. Frederick Dwozan, Jr. Mr. Dwozan, age 71 is the President/CEO/Owner of Hospice Care Options, I.V. Care Options, D & B Homecare, and Prescription Shop. Mr. Dwozan has operated these entities ranging from 21 to 40 years. These entities employ over 180 employees and provide care to critically ill patients with home IV therapy, nutritional support, pain and disease management, hospice care, and medical equipment in 104 Georgia counties. He previously served as a Director of Colony Bank Dodge until the Merger in 2008 and has served as a community board member of the Colony Bank Eastman office since 2008. Mr. Dwozan has been a Director of the Company since January 2012 and has served as Vice Chairman since June 2017.

The Board of Directors believes that Mr. Dwozan’s broad business and bank board experience will provide invaluable expertise in oversight and setting policy for the Company and will make him an excellent candidate for Director of the Company.

T. Heath Fountain. Mr. Fountain, age 44, has served as President and Chief Executive Officer of the Company since July 2018. Mr. Fountain is an experienced executive officer and has numerous years of experience in the banking industry and brings significant public-company experience and market-area knowledge to the position. From 2015 to 2018, Mr. Fountain served as the President and Chief Executive Officer of Planters First Bank in Hawkinsville, Georgia. Prior to his tenure at Planters First Bank, he served as Executive Vice President and Chief Financial Officer of Albany-based Heritage Financial Group from 2007 until its acquisition by Renasant Bank in 2015. Mr. Fountain has been a Director of the Company since July 2018.

The Board of Directors believes that Mr. Fountain’s background in executive leadership roles and his experience in the banking industry will make him an excellent candidate for Director of the Company.

Terry L. Hester. Mr. Hester, age 65, served as Executive Vice President and Treasurer/Secretary of the Company since June 2019 until he retired from the Company in December 2019. Previously, Mr. Hester served as Executive Vice President and Chief Financial Officer of the Company from June 1994 until June 2019 and Secretary of the Company from May 2003 until December 2019. He also served as Acting President and Chief Executive Officer from June 1993 to June 1994 and served as Treasurer from 1982 until December 2019. He previously served as a Director of Colony Bank Wilcox and Quitman charters until the Merger and served as a community board member of the Colony Bank Wilcox and Quitman offices from 2008 until his retirement in December 2019. Mr. Hester has been a Director of the Company since March 1990.

The Board of Directors believes that Mr. Hester’s experience as an accountant and his experience in the banking industry will make him an excellent candidate for Director of the Company.

Edward P. Loomis, Jr. Mr. Loomis, age 66, served as President and Chief Executive Officer of the Company from May 2012 until he retired from the position in July 2018. Mr. Loomis is an experienced executive officer beginning his career in 1975 at Trust Company Bank in Atlanta, Georgia, where he served as Vice President and Commercial Leander. Mr. Loomis served as President and Chief Executive Officer of Atlantic Southern Bank from 2009 to 2011 and First Macon Bank & Trust from 1987 to 1998, both based in Macon, Georgia. In addition, he served as interim President and Chief Executive Officer of Rivoli Bank and Trust in Macon from August to December 2005. Mr. Loomis has been a Director of the Company since May 2012.

The Board of Directors believes that Mr. Loomis’ background in executive leadership roles and his experience in the banking industry will make him an excellent candidate for Director of the Company.

Mark H. Massee. Mr. Massee, age 66, is President of Massee Builders, Inc. and has served in that capacity since 1992. Mr. Massee has been affiliated with Massee Builders, Inc., a commercial building construction firm, since its organization in 1978, while also providing construction consulting services to various clients. Mr. Massee is Owner/Manager of MHM Properties and is Owner/President of Dorminy-Massee House Inc., a bed and breakfast inn. Mr. Massee is the former mayor of the City of Fitzgerald. He has served as Director of Colony Bank since 1996. Mr. Massee has been a Director of the Company since February 2007 and served as Vice Chairman of the Board from June 2013 until June 2016. Mr. Massee has served as Chairman of the Board since June 2016.

The Board of Directors believes that Mr. Massee’s experience in commercial real estate and management will make him an excellent candidate for Director of the Company.

Meagan M. Mowry. Ms. Mowry, age 43, is the co-founder and co-owner of Simcoe Investments, founded in September, 2008, and its development and construction subsidiaries, Homes of Integrity Construction and Integrity Real Estate. Ms. Mowry has served as Manager and Marketing Director of Integrity Real Estate, LLC since January 2016 and as Vice President of Homes of Integrity from 2004 to 2016. Ms. Mowry entered the real estate industry in 2004 and has been a licensed real estate agent since 2014 through the Savannah Board of Realtors. Ms. Mowry currently serves as a board member for the Sales and Marketing Council of the Savannah Home Builders Association. Ms. Mowry has been a Director of the Company since March 2019.

The Board of Directors believes that Ms. Mowry’s knowledge of real estate lending and finance and her understanding of the real estate industry will make her an excellent candidate for Director of the Company.

Matthew D. Reed. Mr. Reed, age 32, is the owner and Chief Executive Officer of Georgia CEO/South Carolina CEO, a network of local websites focused on the business communities in Georgia and South Carolina cities. Mr. Reed has been the owner of the company since 2010 and Chief Executive Officer of the company since 2012. Mr. Reed also serves on the Board of Governors for the Georgia Chamber of Commerce and sits on the UGA Small Business Development Center’s State Advisory Board. He has served as a community board member of the Colony Bank Albany office since December 2018. Mr. Reed has been a Director of the Company since March 2019.

The Board of Directors believes that Mr. Reed’s record of business and civic achievement will be invaluable to our mission as a community bank. Also, the expertise and insight he provides to the Greater Georgia business community will add a unique perspective to our Board’s governance and will make him an excellent candidate for Director of the Company.

Jonathan W.R. Ross. Mr. Ross, age 56, is President of Ross Construction Company, a heavy highway commercial construction company that Mr. Ross has operated as President for the past 15 years. Mr. Ross previously served as a Director of the Colony Bank Worth charter until the Merger in 2008 and has served as a community board member of the Colony Bank Sylvester office since 2008. Mr. Ross has been a Director of the Company since May 2007.

The Board of Directors believes that Mr. Ross’ business and management experience will make him an excellent candidate for Director of the Company.

No director named herein has a family relationship with any of the other directors or executive officers. No director named herein is being proposed for election pursuant to any agreement or understanding between such director and the Company. Each director serves until the Annual Meeting following his election or until such later time as his successor is elected and qualifies or there is a decrease in the number of directors.

Executive Officers

T. Heath Fountain, Tracie Youngblood, Edward Lee Bagwell, III, J. Stan Cook, Kimberly C. Dockery and M. Eddie Hoyle, Jr. are executive officers of the Company. The following is certain biographical information for our executive officers. For Mr. Fountain, who also serve as a director, please see “Directors and Nominees” for his biographical information.

Ms. Youngblood, age 48, has served as Executive Vice President and Chief Financial Officer since June 2019. She previously served as Controller of Fidelity Southern Corporation and as Senior Vice President and Controller of Fidelity Bank in Atlanta, GA since 2018. She also served as Senior Vice President and Controller of Square 1 Bank in Durham, NC from October 2010 until February 2018. From 2005 to 2010, she held similar positions with Ameris Bank in Moultrie, GA, and Georgian Bank in Atlanta, GA. Between 1995 and 2005, Ms. Youngblood moved up through a number of positions of increasing responsibility with other banks and organizations.

Mr. Bagwell, age 52, has served as Executive Vice President, Chief Risk Officer and General Counsel since May 2019, and previously served as Executive Vice President and Chief Credit Officer since August 2017. Mr. Bagwell served as Senior Vice President and Chief Credit Officer from October 2016 to August 2017. Mr. Bagwell joined the Company in June 2003 as a commercial lender and in-house legal counsel with Colony Bank Southeast. Beginning in 2008 he served as the Company’s in-house legal counsel and was in charge of the Bank’s special assets. Prior to that time, Mr. Bagwell was in the private practice of law in Douglas, Georgia.

Mr. Cook, age 57, has served as Executive Vice President and Chief Credit Officer since May 2019, and previously served as Executive Vice President and Chief Operating Officer since May 2016. Prior to his promotion, Mr. Cook served as the Company’s Director of Operations since December 2012. Mr. Cook joined the Company in July 2012 as a member of the Company’s senior management team. Prior to that time, Mr. Cook served as the Chief Regional Executive of Atlantic Southern Bank, which he joined in 2006.

Ms. Dockery, age 37, has served as Executive Vice President and Chief Administrative Officer since July 2018. She previously served as Chief Administrative Officer at Planters First Bank from 2015 to 2018. Prior to joining Planters First Bank, Ms. Dockery served as Management Reporting and Banking Officer at Albany-based Heritage Financial Group from 2007 to 2015.

Mr. Hoyle, age 62, has served as Executive Vice President and Chief Banking Officer since May 2019, and previously served as Executive Vice President and Regional Market Executive Officer since June 2011. Prior to joining the Company, Mr. Hoyle was employed by Habersham Bank for approximately 10 years where he most recently served as Senior Vice President/Commercial Lending. He has approximately 40 years of banking experience.

Executive officers do not hold office for a fixed term but may be removed by the Board of Directors with or without cause. No executive officer named herein has a family relationship with any of the directors or other executive officers. As of December 31, 2019, the Company had an employment agreement with Mr. Fountain, the terms of which are described in an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2018 and filed with the SEC on November 2, 2018, and with Ms. Youngblood, the terms of which are described in an exhibit to the Company’s Form 8-K/A filed with the SEC on June 24, 2019. On February 20, 2018 all of the other named executives except Ms. Dockery signed a renewal retention agreement for the period March 27, 2018 to March 31, 2021, the terms of which are described in an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2018 and filed with the SEC on May 4, 2018. Ms. Dockery signed a retention agreement for the period January 15, 2019 to January 15, 2022, the terms of which are described in the Company’s Current Report on Form 8-K filed with the SEC on January 17, 2019.

Governance of the Company

Our Board of Directors believes that the purpose of corporate governance is to ensure that shareholder value is maximized in a manner consistent with legal requirements and the highest standards of integrity. The Company, through its Board of Directors and management, has long sought to meet the highest standards of corporate governance. The Board has adopted and adheres to corporate governance guidelines which the Board and senior management believe promotes this purpose, are sound and represent best practices. We continually review these governance practices, Georgia law (the law of the state in which we are incorporated), the rules and listing standards of the NASDAQ Stock Market, and SEC regulations, as well as best practices suggested by recognized governance authorities.

Currently, our Board of Directors has nine members, all of whom meet the NASDAQ standard for independence with the exception of Messrs. Fountain, Hester and Loomis. Under the rules of the NASDAQ Stock Market, independent directors must comprise a majority of our Board of Directors. The rules of the NASDAQ Stock Market, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors Following the Annual Meeting, the Board of Directors will consist of nine members, of which six members will meet the NASDAQ standard for independence. Only independent directors serve on our Audit Committee, Governance Committee, Compensation Committee and Nomination Committee.

In June 2016 the Board of Directors appointed Mark H. Massee as Chairman. Mr. Massee previously served as Vice Chairman. In this capacity Mr. Massee has frequent contact with Mr. Fountain and other members of management on a broad range of matters and has additional corporate governance responsibilities for the Board. The Board of Directors has determined that Mr. Massee meets the rules of the NASDAQ standard for independence.

In assessing potential directors for our Board, we look for candidates who possess a wide range of experience, skills, and areas of expertise, knowledge and business judgment. A director candidate should also have demonstrated superior performance or accomplishments in his or her professional undertakings.

Our Board of Directors conducts regular meetings, generally on a monthly basis, and also conducts some of its business through the six committees described below. The Board met 15 times during 2019, and each director attended at least 75 percent of the meetings of the full Board and of the committee or committees on which he/she serves. The Company does not have a formal policy regarding director attendance at the Company’s Annual Meeting, but all directors are encouraged to attend. All incumbent directors who were serving as directors in 2019 were in attendance at the 2019 Annual Meeting.

Leadership Structure of the Board

In accordance with the Company’s Amended and Restated Bylaws, the Board of Directors elects our Chief Executive Officer and our Chairman; each of these positions may be held by the same person or may be held by two persons. Currently, Mark H. Massee serves as Chairman of both the Company and the Bank and T. Heath Fountain serves as President and Chief Executive Officer of both the Company and the Bank. The Board of Directors believes that separating the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment with corporate strategy and provides an effective leadership model for the Company. In light of the active involvement by all independent directors, the Board of Directors has not specified a lead independent director at this time. The Board of Directors believes that its current structure is appropriate to effectively manage the affairs of the Company and the best interests of the Company’s shareholders.

Board’s Role in Risk Oversight

The Board of Directors is actively involved in oversight of risks that could affect the Company and the Bank. The Board of Directors has ultimate authority and responsibility for overseeing our risk management. The Board of Directors monitors, reviews and reacts to material enterprise risks identified by management. The Board receives specific reports from management on financial, credit, liquidity, interest rate, capital, operational, legal compliance and reputation risks and the degree of exposure to those risks. The Board helps ensure that management is properly focused on risk by, among other things, reviewing and discussing the performance of senior management and business line leaders. This oversight is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below. However, the full Board has retained responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company and the Bank.

Cybersecurity and Information Security Risk Oversight

Our Board recognizes the importance of maintaining the trust and confidence of our customers, clients, and employees, and devotes significant time and attention to oversight of cybersecurity and information security risk. In particular, our Board and Risk Management Committee receive regular reporting on cybersecurity and information security risk, as well as presentations throughout the year on cybersecurity and information security topics. Our Risk Management Committee also annually reviews and approves our Information Security Policy. Our Risk Management Committee reviews cybersecurity and information security as well as steps taken by management to understand and mitigate such risks. Our Board received quarterly updates on cybersecurity and information security risk in 2019 and discussed cyber security and information security risks with both the Information Security Officer and Chief Risk Officer.

Code of Conduct and Code of Ethics

Our Board of Directors has adopted a Code of Conduct that applies to all of our directors, officers and employees. The code provides fundamental ethical principles to which these individuals are expected to adhere to and operates as a tool to help our directors, officers and employees understand the high ethical standards required for employment by, or association with, our Company. In addition, our Board of Directors has also adopted a Code of Ethics that applies to our directors and senior financial officers to prescribe and enforce the policies and procedures employed by our financial operations. Our Code of Conduct and Code of Ethics are both available on our website at www.colony.bank under “About Us – Investor Relations – Corporate Information – Governance Documents.” We expect that any amendments to the codes, or any waivers of its requirements, will be disclosed on our website, as well as any other means required by NASDAQ Stock Market rules.

Committees of the Board of Directors

The Executive Committee is appointed by the Chairman of the Board of Directors of the Company, subject to election by the full Board. The purpose of the Executive Committee is to conduct necessary business and make decisions on behalf of the full Board between regular Board meetings. Mr. Massee is the chairman of the Executive Committee. Mr. Fountain, Mr. Loomis, Mr. Dwozan, Mr. Hester and Mr. Massee were members of this committee during the year. The committee did not meet in 2019.

The Compensation Committee is appointed by the Chairman of the Board of Directors of the Company, subject to approval by the full Board. The purpose of the Compensation Committee is to ensure that the Chief Executive Officer, other executive officers and key management of the Company are compensated effectively in a manner consistent with the compensation strategy of the Company, internal equity considerations, competitive practice, and any requirements of appropriate regulatory bodies; to establish guidelines and oversee the administration of executive compensation plans and arrangements as well as certain employee benefit plans; and to recommend any changes to the Directors’ compensation packages. During fiscal year 2019, the Compensation Committee engaged the services of a compensation consultant, Compensation Advisors. Compensation Advisors periodically attended the Compensation Committee’s meetings, including executive sessions, and provided information and advice independent of management and, at the direction of the Compensation Committee Chairman, assisted management with various activities that support the Company’s executive compensation program. The Compensation Committee discussed these considerations pursuant to SEC and NASDAQ rules and concluded that the engagement of Compensation Advisors and the services it provided did not raise any conflict of interest. The Chief Executive Officer makes recommendations to the Compensation Committee on executive compensation except for his own compensation. The Compensation Committee does not delegate its authority to other persons or groups. Mr. Massee is the chairman of the Compensation Committee. Mr. Reed, Mr. Dwozan, Mr. Massee and Mr. Ross were members of this committee during the year. As of December 31, 2019, the members of the Compensation Committee met the independence requirements of the rules of NASDAQ. The committee met 5 times during the year. The Compensation Committee operates under the Governance, Compensation, and Nomination Committees Charter which is attached to this proxy statement as Appendix B. The Charter is not available on the Company’s website.

The Governance Committee is appointed by the Chairman of the Board of Directors of the Company, subject to election by the full Board. The purpose of the Governance Committee is to take a leadership role in shaping the corporate governance of the Company, to develop and recommend to the Board a set of corporate governance guidelines and to address committee structure and operations. Mr. Massee is the chairman of the Governance Committee. Mr. Reed, Mr. Ross, Ms. Mowry and Mr. Massee were members of this committee during the year. As of December 31, 2019, the members of the Governance Committee met the independence requirements of the rules of NASDAQ. The committee met one time during the year. The Governance Committee operates under the Governance, Compensation, and Nomination Committees Charter which is attached to this proxy statement as Appendix B.

The Nomination Committee is appointed by the Chairman of the Board of Directors of the Company, subject to election by the full Board. The purpose of the Nomination Committee is to make recommendations to the Board on qualifications and selection criteria for Board members, to review the qualifications of potential candidates for the Board and to make recommendations to the Board on nominees to be elected at the Annual Meeting of Shareholders. Mr. Massee is the chairman of the Nomination Committee. Mr. Downing, Mr. Dwozan, and Mr. Massee were members of this committee during the year. Each of the members of the Committee was deemed independent as defined in the listing standards of NASDAQ. The Nomination Committee does not currently have a formal policy or process for identifying and evaluating nominees. However, in addition to meeting the qualification requirements set forth by the Georgia Department of Banking and Finance, a possible director-candidate must also meet the following criteria to be considered by the Nominating Committee: independence; exceptional personal and professional ethics and integrity; willingness to devote sufficient time to fulfilling duties as a Director; impact on the diversity of the Board’s overall experience in business, government, education, technology and other areas relevant to the Company’s business; impact on the diversity of the Board’s composition in terms of age, skills, ethnicity and other factors relevant to the Company’s business; and number of other public company boards on which the candidate may serve (generally, should not be more than three public company boards in addition to the Company). The Nomination Committee operates under the Governance, Compensation, and Nomination Committees Charter, which is attached to this proxy statement as Appendix B. The Charter is not available on the Company’s website. The Nomination Committee does not currently have a policy with regard to the consideration of any director candidates recommended by shareholders. The Board of Directors has determined such a policy has been unnecessary in the past and will charge the Nomination Committee to evaluate the appropriateness of developing such a policy in the coming year. The committee met one time during 2019.

The Risk Management Committee was formed in October 2018 and is appointed by the Chairman of the Board of Directors of the Company, subject to election by the full Board. The purpose of the Risk Management Committee is to look at risk and rewards in maximizing shareholder value. Risks noted in banking include interest rate risk, credit risk, compliance risk, liquidity risk, pricing risk, reputational risk, strategic risk, cyber risk, transaction risk, legal risk and regulatory risk. Mr. Dwozan is the chairman of the Risk Management Committee. All directors are members of this committee. The committee met four times during 2019.

The Audit Committee is appointed by the Chairman of the Board of Directors of the Company, subject to election by the full Board. The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities for the Company’s accounting and financial reporting processes and audits of the financial statements of the Company by monitoring the integrity of the Company’s financial statements, the independence and qualifications of its external auditor, the Company’s system of internal controls, the performance of the Company’s internal audit process and external auditor and the Company’s compliance with laws, regulations and the Code of Ethics and the Code of Conduct. Mr. Massee is the chairman of the Audit Committee. Mr. Massee, Mr. Downing, Ms. Mowry and Mr. Ross were members of this committee during the year. None of these members have participated in the preparation of the financial statements of the Company. As of December 31, 2019, the members of the Audit Committee met the independence requirements of Rules of NASDAQ. The committee met four times during the year.

Audit Committee Charter

The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Appendix C. The Charter is not available on the Company’s website. The Board of Directors reviews and approves changes to the Audit Committee charter annually.

Independence of Audit Committee Members

The Company’s Audit Committee is comprised of Mark H. Massee, Jonathan W.R. Ross Meagan M. Mowry and Scott L. Downing. Each of these members meets the requirements for independence as defined by the applicable listing standards of NASDAQ and SEC regulations applicable to listed companies. In addition, the Board of Directors has determined that Mr. Massee meets the NASDAQ and SEC “audit committee financial expert” standards and thus elected him to serve as the Audit Committee’s “audit committee financial expert.” In addition the Board of Directors has determined the financial acumen of each member of the Audit Committee to be very strong and capable of satisfactorily discharging their duties and responsibilities to the Board of Directors and the shareholders.

Audit Committee Report

The Audit Committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist the Board of Directors in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The Audit Committee is also required to prepare this report to be included in our annual proxy statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee reports as follows with respect to the audit of the Company’s 2019 audited consolidated financial statements.

•	The Audit Committee has reviewed and discussed the Company’s 2019 audited consolidated financial statements with the Company’s management;

•

The Audit Committee has discussed with the independent auditors, McNair, McLemore, Middlebrooks, & Co., LLC, the matters required to be discussed by the SEC and the Public Company Accounting Oversight Board, including Auditing Standard 16, Communications with Audit Committees, which include, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements;

•

The Audit Committee has received written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with the independent auditors the independent auditors’ independence from the Company and its management; and

•

Based on review and discussions of the Company’s 2019 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s 2019 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

This report is submitted on behalf of the members of the Audit Committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under the Securities Act and Exchange Act.

AUDIT COMMITTEE:

Scott L. Downing

Mark H. Massee

Jonathan W.R. Ross

Meagan M. Mowry

STOCK OWNERSHIP

The following table provides information regarding the beneficial ownership of our common stock as of March 20, 2020:

•	each shareholder known by us to beneficially own more than 5% of our outstanding common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities, or has the right to acquire such powers within 60 days. For purposes of calculating each person’s percentage ownership, common stock issuable pursuant to options that are currently exercisable or will become exercisable within 60 days are included as outstanding and beneficially owned for that person or group, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each person identified in the table has sole voting and investment power over all of the shares shown opposite such person’s name.

The percentage of beneficial ownership is based on 9,498,783 shares of our common stock outstanding as of March 20, 2020. Except as indicated below, the address for each shareholder listed in the table below is: Colony Bankcorp, Inc., 115 South Grant Street, Fitzgerald, Georgia 31750.

Security Ownership of Certain Beneficial Owners

As of March 20, 2020, the Company’s records and other information from outside sources indicated the following were beneficial owners of more than 5 percent of the outstanding shares of the Company’s common stock:

Name and Address	Shares Beneficially Owned	Percent of Class

Robert Sidney Ross (1)	1,165,860	12.27%
P.O. Box 644
Ocilla, Georgia 31774

B. Gene Waldron	633,884	6.67%
P.O. Box 1265
Douglas, Georgia 31534

Fourthstone LLC	488,603	5.14%
13476 Clayton Road
St Louis, Missouri 63131

(1)

Includes 1,026,029 shares held by Robert Sidney Ross; 139,302 shares held by family trusts; and 529 shares held by Mr. Ross’s spouse. Mr. Ross disclaims beneficial ownership of those shares held by family trusts and held by his spouse.

Directors and Executive Officers

The following table sets forth information as of March 20, 2020 regarding the beneficial ownership of the Company’s common stock by each Company director (including nominees for director) and by the named executive officers of the Company and its subsidiaries, and by all directors and executive officers as a group.

Name	Shares Beneficially Owned(1) (2)	Percent of Class
Scott L. Downing	218,007	2.30%
Director
M. Frederick Dwozan, Jr.	27,904	0.29%
Director
T. Heath Fountain(3)	24,729	0.26%
Director; Executive Officer
Terry L. Hester(4)	101,179	1.07%
Director; Executive Officer
Edward P. Loomis, Jr.	40,000	0.42%
Director; Former CEO
Mark H. Massee	60,464	0.64%
Director
Meagan M. Mowry	—	0.00%
Director
Matthew D. Reed	4,000	0.04%
Director
Jonathan W.R. Ross(5)	186,648	1.96%
Director
Edward Lee Bagwell, III	5,748	0.06%
Executive Officer
J. Stan Cook	6,656	0.07%
Executive Officer
Kimberly C. Dockery	3,000	0.03%
Executive Officer
M. Eddie Hoyle, Jr.	7,148	0.08%
Executive Officer
Tracie Youngblood	—	0.00%
Executive Officer
All directors and executive officers as a group (14 persons)	685,483	7.22%

(1)

Includes shares owned by spouses and minor children of officers and directors, as well as shares owned by trusts or businesses in which officers and directors have a significant interest. The information contained herein shall not be construed as an admission that any such person is, for purposes of Section 13(d) or Section 13(g) of the Securities Exchange Act of 1934, as amended, the beneficial owner of any securities not held of record by that person or entity.

(2)

Beneficial ownership is determined in accordance with rules of the SEC and includes voting or investment power to the securities. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each beneficial owner identified in the table possesses sole voting and investment power over all our shares of common stock shown as beneficially owned by the beneficial owner.

(3)	Includes 12,278 shares held in a retirement account and 800 shares held in a UTMA account.
(4)	Includes 4,806 shares held by Mr. Hester’s spouse.
(5)	Includes 21,079 shares held in an insurance trust.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by cash of the named executive officers for the fiscal years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($) (2)	Stock Awards ($) (3)	All Other Compensation ($) (4)		Total ($)
T. Heath Fountain (1)	2019	$301,154	$51,000		$32,277	(5)	$384,431
President and Chief	2018	$121,514	$—	$100,005	$8,331		$229,850
Executive Officer

Terry L. Hester (9)	2019	$214,823	$—		$24,323	(6)	239,146
Former Executive Vice President	2018	$211,539	$15,750	$—	$26,092		$253,381
and CFO and Treasurer

M. Eddie Hoyle, Jr.	2019	$174,939	$26,000	$—	$12,831	(7)	$213,770
Executive Vice President and	2018	$171,539	$—	$—	$12,799		$184,338
Chief Banking Officer

J. Stan Cook	2019	$166,639	$20,000	$—	$10,025	(8)	$196,664
Executive Vice President and	2018	$163,539	$—	$—	$9,720		$173,259
Chief Credit Officer

(1)	Commenced employment with us as our new President and CEO on July 30, 2018.
(2)	Discretionary cash bonus paid in 2020 based on Company performance in 2019 for Fountain, Hoyle and Cook. Discretionary cash bonus to Hester in 2018 based on 2017 performance.
(3)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of stock awards granted in the applicable year.
(4)

Amount shown reflects for each named officer the aggregate incremental cost of a company-owned car that is used by the executive, Company-paid life insurance premiums, social club dues, director fees, dividends on restricted stock and Company 401(k). The aggregate incremental cost of the company-owned car was determined based on annual lease value and calculation of ordinary expenses for personal use including gas, insurance and general maintenance.

(5)

Includes $4,132 for the aggregate incremental cost of a company-owned car, $240 for Company-paid life insurance premiums, $4,200 for social club dues, $12,000 for director fees, $1,420 for dividends on restricted stock and $10,286 for 401k match.

(6)	Includes $9,129 for Company 401(k) match, $1,479 for the aggregate incremental cost of a company-owned car, $1,715 for Company-paid life insurance premiums and $12,000 for director fees.
(7)	Includes $8,443 for 401(k) match, $2,804 for the aggregate incremental cost of a company-owned car and $1,584 for Company-paid life insurance premiums.
(8)	Includes $8,306 for 401(k) match, $630 for the aggregate incremental cost of a company-owned car and $1,088 for Company-paid life insurance premiums.
(9)	Terry L. Hester retired as an employee on December 24, 2019.

Summary of Terms of Compensation Program

Base Salary Base salary is established for each executive to reflect the potential contribution of the executive to the achievement of the Company’s and the Bank’s business objectives and to be competitive with base salaries paid by other institutions. The Company utilizes the Georgia Bankers Association salary survey as a source to evaluate competitiveness of base salaries. The level of each executive officer’s base salary is designed to reward performance for carrying out the required day-to-day activities and responsibilities of each officer’s position. We increase base salaries based upon competitive market needs, our past and expected financial performance and the individual executive’s performance. Base salary is a large element of the compensation program because it fairly compensates individuals for fulfilling their daily responsibilities and obligations. Our named executive officers received base salary increases approximating 3 percent for 2019. The Committee determined the initial base salary for the named executive officers by reviewing the Georgia Bankers Association salary survey and discussing with our legal counsel who is knowledgeable about the banking industry’s compensation for executive officers.

For 2020 the Base Salary for each continuing executive is listed on the following chart:

Executive	2020 Base Salary
Fountain	$360,000
Hoyle	$195,000
Cook	$172,000

Annual Cash Bonus Compensation. The Compensation Committee may reward the named executive officers with a discretionary cash bonus based on its review of the Company’s performance during each fiscal year. There is no specific measurement to be met for the award of bonuses, and the Committee can determine not to award any bonuses at all. The Committee believes it is often appropriate to award bonuses to the named executive officers if the Company achieves internal growth, profit and solid asset quality, all of which are believed to build shareholder value. Bonus awarded in 2020 based on 2019 performance will be paid to each named executive as follows; 60% to be paid in cash in 2020 with the remaining balance of the award to be paid in equal installments over the following three years.

Employment Agreement with Mr. Fountain. The Company entered into an employment agreement with Mr. Fountain (the “Employment Agreement”), which agreement has a 3-year term (expiring July 30, 2021) and provides for an initial base salary of $300,000 and participation in any annual discretionary bonus and employee benefit plans available to other similarly-situated Bank employees. In addition, the Company will provide Mr. Fountain with a company car, $250,000 life insurance coverage under the Company’s group insurance policy, reimbursement for the cost of certain monthly club membership dues and a smartphone and reimbursement for expenses related thereto. Pursuant to the employment agreement, Mr. Fountain received an initial grant of restricted shares of Company common stock having a grant date fair value of $100,005, which shares will vest in three approximately equal annual installments on each of the first three anniversaries of July 30, 2018 (Mr. Fountain’s hire date), conditioned upon Mr. Fountain’s continuing employment with Colony on each vesting date.

Outstanding Equity Awards at 2019 Fiscal Year-End (3)

Name	Stock Awards Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested (#)(2)
T. Heath Fountain	3,767	(1)	$62,156
Terry L. Hester	—		—
J. Stan Cook	—		—
M. Eddie Hoyle	—		—

(1)

Reflects restricted stock granted to Mr. Fountain on August 27, 2018, which totaled 5,650 shares. Restricted shares vest in three approximately equal annual installments on each of July 30, 2019, 2020 and 2021, subject to Mr. Fountain’s continued employment with the Company on each vesting date.

(2)	The market value is based on the closing market price of our common stock ($16.50) on December 31, 2019.
(3)	Mr. Fountain is the only named executive officer that holds outstanding stock awards. None of our other named executive officers hold any stock awards.

Summary of Potential Payments on Termination of Employment or Change in Control

Mr. Fountain. The employment agreement with Mr. Fountain specifies the payments and benefits to which he would be entitled upon a termination of employment for specified reasons. Pursuant to Mr. Fountain’s employment agreement, if the Company terminates Mr. Fountain’s employment other than for “cause” or “disability” or Mr. Fountain resigns for “good reason” (as such terms are defined in the employment agreement), then the Company will pay to Mr. Fountain: (i) if such termination occurs prior to a change in control or more than 12 months following a change in control, an amount equal to the base salary that Mr. Fountain would have received through the remainder of the term of the employment agreement or, if longer, for a period of twelve (12) months, payable in approximately equal installments; or (ii) if such termination occurs within 12 months following a change in control, an amount equal to 2.5 times the sum of (x) Mr. Fountain’s then-current base salary plus (y) an amount equal to the annual bonus paid by the Company to Mr. Fountain with respect to the calendar year immediately preceding the date of termination, payable in a single lump sum within 30 days, in each case subject to applicable withholdings and subject to Mr. Fountain’s compliance with certain restrictive covenants and execution and non-revocation of a general release of claims against the Company. Mr. Fountain’s employment agreement also contains certain non-competition and employee and customer non-solicitation covenants that apply during his employment with the Company and for 12 months following his termination of employment (or, if longer, the period of time during which Mr. Fountain is receiving severance pursuant to (i) above), and standard confidentiality covenants.

Mr. Hoyle and Mr. Cook. The retention agreements with Mr. Hoyle and Mr. Cook provides for:

•

A retention bonus equal to 0.75 times the executive’s base salary, payable in a single lump sum within 30 days following a change in control of the Company, provided that the executive is employed by the Company on the date of the change in control; provided, however, that if the executive’s employment is terminated by the Company without cause (as defined in the agreement) within the 90-day period immediately preceding the change in control, then he will remain eligible to receive the change in control bonus in the event of a change in control); and

•

A post-closing retention bonus equal to 0.75 times his base salary, payable in a single lump sum within 30 days following the successful core data processing conversion of the Company in connection with the change in control, provided that the executive is employed by the Company on such date; provided, however, that if the executive’s employment is terminated by the Company without cause within the 90-day period immediately preceding the change in control or between the date of the change in control and the conversion of the Company, then he will remain eligible to receive the post-closing retention bonus.

In order to receive the retention bonuses described above, the executive must execute a separation agreement containing a full general release of claims and covenant not to sue and comply with the restrictive covenants described below.

Each of the retention agreements contains confidentiality and employee and customer nonsolicitation covenants that apply during the executive’s employment with the Company and for a period of 12 months after his termination of employment following a change in control.

The retention agreements provide that if any payments or benefits would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then the payments will be limited to the maximum amount that could be paid without triggering the excise tax.

Mr. Hester. Mr. Hester was party to a retention agreement during 2019. However, his agreement expired in connection with his retirement from the Company on December 24, 2019.

Summary of Potential Payments Upon Termination of Employment or Upon a Change in Control. The table below reflects estimates of the amount of compensation that would be payable to the named executive officers upon a qualifying termination or a change in control on December 31, 2019. Actual amounts that would be paid out can only be determined at the time of such qualifying termination.

	Termination Other than for Cause; Resignation for Good Reason (Absent a Change in Control) ($)		Change in Control ($)
T. Heath Fountain	$570,000	(1)	$752,885	(2)
M. Eddie Hoyle	—		262,408	(3)
J. Stan Cook	—		249,958	(4)

(1)	Reflects an amount equal to the base salary that Mr. Fountain would receive through the expiration of his employment agreement term (July 30, 2021).
(2)	Reflects an amount equal to 2.5 times Mr. Fountain’s current base salary, and assumes a qualifying termination within 12 months following a change in control.
(3)	Reflects an amount equal to 1.5 times Mr. Hoyle’s current base salary.
(4)	Reflects an amount equal to 1.5 times Mr. Cook’s current base salary.

PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing disclosure of the ratio of the median of the annual total compensation of all of our employees (excluding the CEO) to the annual total compensation of our Chief Executive Officer. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.

To determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments and estimates that we used were as follows:

•	We selected December 31, 2019 as the date upon which we would identify the “median employee.”

•	We used taxable income as reported on Form W-2 as our consistently applied compensation measure, with the measurement period being calendar year 2019.

•

With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

•	With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of the Summary Compensation Table.

Mr. T. Heath Fountain, our Chief Executive Officer, had annualized total compensation of $384,430 in 2019, compared to annual total compensation of $38,162 for the median employee. Accordingly, the annual total compensation of our CEO was 10.1 times that of the median of the annual total compensation of all employees.

DIRECTOR COMPENSATION

The Company uses cash incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board.

Cash Compensation Paid to Board Members

For fiscal year ended December 31, 2019, members of the Board (except the Chairman and Vice Chairman) received $1,000 for each monthly Board meeting attended and $200 monthly for each committee that the director serves. The Chairman received $1,500 and the Vice Chairman received $1,050 for each monthly Board meeting attended in addition to the monthly committee fees. Directors who are employees of the Company do not receive any committee fees. Our directors do not hold any outstanding stock awards or option awards.

Subsidiary Director Compensation

Directors of the Company also receive compensation for attending local advisory board meetings as follows:

Directors who are not employees of Colony Bank receive $500 for each local advisory board meeting attended.

Colony Bank, wholly-owned subsidiary, has deferred compensation plans covering certain former directors and certain officers choosing to participate through individual deferred compensation contracts. In accordance with terms of the contracts, the Bank is committed to pay the directors deferred compensation over a specified number of years, beginning at age 65. In the event of a director’s death before age 65, payments are made to the director’s named beneficiary over a specified number of years, beginning on the first day of the month following the death of the director.

2019 DIRECTOR COMPENSATION TABLE

Name	($)	($)			($)
Scott L. Downing	$32,590	$			$32,590
M. Frederick Dwozan	27,685				27,685
Edward P. Loomis, Jr	20,400				20,400
Mark H. Massee	48,640		1,950	(1)	50,590
Meagan M. Mowry	17,140				17,140
Matthew D. Reed	18,460				18,460
Jonathan W.R. Ross	34,615				34,615

(1)	Other Compensation paid Mr. Massee includes $1,950 in inspection fees.

Prohibitions on Hedging

The Company prohibits all directors, officers and employees from engaging in speculative trading and hedging shares of Company securities. This includes prohibitions against short-selling Company securities and transactions in any derivative of Company securities, including buying and writing options. Directors, officers and employees are restricted from buying Company securities on margin or using Company securities as collateral for a loan. Additionally, the Company’s Insider Trading Policy prohibits trading for directors, officers and certain employees during designated blackout periods and requires approval by the Company’s General Counsel prior to any trade.

Related Party Transactions with the Company

Transactions by us with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act and the Federal Reserve’s Regulation W, which governs certain transactions by us with our affiliates, and the Federal Reserve’s Regulation O, which governs certain loans by us to executive officers, directors and principal shareholders. We have adopted policies to comply with these regulatory requirements and restrictions.

In addition, our Board of Directors has adopted a written policy governing the approval of related party transactions that complies with all applicable requirements of the SEC and the NASDAQ Stock Market concerning related party transactions. Related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000 and a related party has or will have a direct or indirect material interest. Our related parties include our directors (including nominees for election as directors), executive officers, 5% shareholders and the immediate family members of these persons. Our Chief Executive Officer, in consultation with counsel, as appropriate, will review potential related party transactions to determine if they are subject to the policy. If so, the transaction will be referred to our Audit Committee for approval. In determining whether to approve a related party transaction, our Audit Committee will consider, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related party’s interest in the transaction, the appearance of an improper conflict of interests for any director or executive officer taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators and the potential violations of other corporate policies.

Loans. The Company’s directors and officers from time to time have borrowed funds from the Company’s subsidiary for various business and personal reasons. Such loans are made in strict compliance with state and federal statutes and regulations of the Federal Deposit Insurance Corporation and the Georgia Department of Banking and Finance. Such loans were made in the ordinary course of business; were made on substantially the same terms, including interest rates and collateral, as were prevailing at the time for comparable transactions with persons not related to the lender; and did not involve more than normal risk of collectability or present other unfavorable features.

As of December 31, 2019, certain officers, executive officers, directors, and companies in which they are an executive officer or partner or in which they have a 10 percent or more beneficial interest, were indebted to the bank in the aggregate amount of $6,406,858.

The Company adopted a related person transaction policy and procedure on October 17, 2017 and to the best of our knowledge all related parties are in compliance.

Legal Proceedings

There are no “material” pending legal proceedings, other than ordinary routine litigation incidental to the business of the Company, to which the Company or its subsidiary is a party or of which any of their property is subject. Material proceedings are defined as claims for damages where the amount involved, exclusive of interest and cost, exceeds 10 percent of the current assets of the Company and its subsidiary on a consolidated basis.

During the previous 10 years, no director, person nominated to become a director, or executive officer of the Company was the subject of a legal proceeding that is material to an evaluation of the ability or integrity of any such person.

Shareholder Communication with the Board of Directors

Our Board of Directors does not have an established written policy or process for security holders to send communications to the Board of Directors. However, it has been the practice of the Company to direct any such communications to the Chairman of the Board, who would, in his or her discretion, discuss the communications with the Board at a regular Board meeting. The Board has determined this practice and process to be satisfactory in allowing security holders to communicate directly with the Board of Directors.

Compensation Committee Interlocks and Insider Participation

During 2019, Mr. Dwozen, Mr. Massee, Mr. Reed and Mr. Ross served as members of the Compensation Committee. During 2019, no member of the Compensation Committee served as an officer or employee of the Company or its subsidiaries, was formerly an officer of the Company or its subsidiaries, or entered into any transactions with the Company or its subsidiaries that would require disclosure under applicable SEC regulations. During 2019, none of our executive officers served as a member of the compensation committee or on the board of directors of another entity, any of whose executive officers served on our Compensation Committee or on our Board of Directors.

PROPOSAL NO. 2 – NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended, requires the Company to permit a non-binding advisory vote (at least once every three years) on the compensation of its Named Executive Officers, as described and presented in the “Executive Compensation” section of this 2020 Proxy Statement, and the accompanying tables and narrative disclosure.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“Resolved, that the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K located in the ‘Executive Compensation’ section of the 2020 Proxy Statement, and the accompanying executive compensation tables and narrative discussions is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

The Board of Directors unanimously recommends a vote “FOR” this proposal.

PROPOSAL NO. 3 – APPROVAL OF 2020 INCENTIVE PLAN

On April 6, 2020, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the Colony Bankcorp, Inc. 2020 Incentive Plan (the “2020 Plan”). The 2020 Plan will become effective as of the date it is approved by the shareholders.

The Compensation Committee believes that it is in the Company’s and shareholders’ best interests for the Company to be able to make equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with shareholders.

A summary of the 2020 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2020 Plan, which is attached to this proxy statement as Appendix A.

Promotion of Sound Corporate Governance Practices

We have designed the 2020 Plan to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, officers, consultants and non-employee directors with the interests of shareholders and the Company. These features include, but are not limited to, the following:

•

No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•

Prohibition on Repricing. The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of shareholders, including by a cash repurchase of “underwater” awards.

•

Minimum Vesting Requirements. Subject to certain limited exceptions, awards granted under the 2020 Plan will be subject to a minimum vesting period of one year or will be granted solely in exchange for foregone cash compensation.

•

No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price of a stock option or SAR or to satisfy tax withholding obligations in connection with the exercise, vesting or settlement of an award count against the number of shares remaining available under the 2020 Plan.

•	No Dividends on Unearned Awards. The 2020 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards.

•

No Single-Trigger Change of Control Vesting. If awards granted under the 2020 Plan are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control.

•	No Tax Gross-Ups. The 2020 Plan does not provide for any tax gross-ups.

Summary of 2020 Plan

Purpose and Eligibility. The purpose of the 2020 Plan is to promote the Company’s success by linking the personal interests of employees, officers, directors and consultants of the Company and its subsidiaries to those of the Company’s shareholders, and by providing participants with an incentive for outstanding performance. As of April 6, 2020, approximately 380 employees, 0 consultants, and 8 non-employee directors would be eligible to participate in the 2020 Plan.

Administration. The 2020 Plan will be administered by the Compensation Committee of the Board of Directors. The Committee will have the authority to: designate participants; grant awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2020 Plan; and make all other decisions and determinations that may be required under the 2020 Plan.

Permissible Awards. The 2020 Plan authorizes the granting of awards in any of the following forms:

•	market-priced options to purchase shares of our common stock, which may be designated under the Internal Revenue Code as nonstatutory stock options or incentive stock options;

•

stock appreciation rights, which give the holder the right to receive an amount (payable in cash or stock, as specified in the award agreement) equal to the excess of the fair market value per share of our common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

•

stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property, as specified in the award agreement) at a designated time in the future and subject to any vesting requirement as may be set by the Compensation Committee;

•

performance awards, which represent any award of the types listed above which have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance goals during a specified performance period, as established by the Compensation Committee;

•	other stock-based awards that are denominated or payable in, valued by reference to, or otherwise based on, shares of common stock;

•	cash-based awards, including performance-based annual bonus awards.

Shares Available for Awards. Subject to proportionate adjustment in the event of stock splits and similar events, the aggregate number of shares of Company common stock that may be issued under the 2020 Plan is 1,200,000 shares. The aggregate number of shares of Company common stock that may be issued pursuant to incentive stock options is 1,200,000 shares.

Share Counting. Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again be available for future grants of awards under the 2020 Plan. To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve. Shares delivered by the participant or withheld from an award to satisfy tax withholding requirements, and shares delivered or withheld to pay the exercise price of an option, will not replenish the plan share reserve. For SARs settled in shares, the full number of shares underlying the award (rather than any lesser number based on the net number of shares actually delivered upon exercise) will count against the plan share reserve. The Committee may grant awards under the 2020 Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of a business combination, and such substitute awards will not count against the plan share reserve.

Limitation of Non-Employee Director Compensation. The maximum aggregate number of shares subject to awards that may be granted under the 2020 Plan to any non-employee director in any calendar year is limited to a number that, combined with any cash meeting fees or cash retainers, does not exceed $250,000.

Minimum Vesting Requirements. Except in the case of awards issued in lieu of fully-vested cash awards and substitute awards granted in a business combination, full-value awards, options and SARs issued under the 2020 Plan shall be subject to a minimum vesting period of one year. For awards issued to non-employee directors, the minimum vesting period may be the approximately one year period between annual meetings. However, the Compensation Committee may at its discretion, grant full-value awards, options and SARs without the minimum vesting requirements described above with respect to awards covering 5% or fewer of the total number of shares authorized under the 2020 Plan. In addition, the minimum vesting requirement does not apply to accelerated exercisability or vesting of any award in cases of death, disability or a change in control.

Treatment of Awards upon Death or Disability. Unless otherwise provided in an award agreement or any special plan document governing an award, upon termination of a participant’s service by reason of death or disability: (i) all outstanding options, stock appreciation rights and other awards, or the portions of such awards, that are solely subject to time-based vesting restrictions will become fully vested; and (ii) all outstanding options, stock appreciation rights and other awards, or the portions of such awards, that are solely subject to performance-based vesting restrictions will be prorated, based on the time elapsed during the performance period, and the prorated portion will remain outstanding and eligible to vest based on actual performance over the applicable performance period.

Treatment of Awards upon a Change of Control. Unless otherwise provided in an award agreement or any special plan document governing an award:

(A)    upon the occurrence of a change of control of the Company in which awards under the 2020 Plan are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or the Board:

•	all outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on outstanding awards will lapse; and

•

the payout opportunities attainable under outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the change in control occurs) and the awards will payout on a pro rata basis, based on the time elapsed prior to the change in control.

(B)    upon the occurrence of a change of control of the Company in which awards under the 2020 Plan are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, if within two years after the effective date of the change of control, a participant’s employment is terminated without “cause” or the participant resigns for “good reason” (as such terms are defined in the 2020 Plan), then:

•

all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

•

the payout opportunities attainable under outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the date of termination occurs) and the awards will payout on a pro rata basis, based on the time elapsed prior to the date of termination.

Discretion to Accelerate Vesting. The Compensation Committee may, in its sole discretion, determine that all or a portion of a participant’s awards shall become fully or partially exercisable, that all or a portion of the restrictions on the participant’s awards shall lapse, and/or any performance-based criteria with respect such awards shall be deemed satisfied. Any such exercise of discretion will be subject to the minimum vesting requirements described above, other than in cases of death, disability or a change in control.

Anti-dilution Adjustments. In the event of a transaction between us and our shareholders that causes the per-share value of our common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2020 Plan will be adjusted proportionately, and the Committee shall make such adjustments to the 2020 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

Amendment and Termination of the 2020 Plan. No awards may be granted under the 2020 Plan after the tenth anniversary of the effective date of the plan. The Board or the Compensation Committee may amend, suspend or terminate the 2020 Plan at any time, except that no amendment may be made without the approval of the Company’s shareholders if shareholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the common stock may then be listed, or if the Board or the Compensation Committee in its discretion determines that obtaining such shareholder approval is for any reason advisable. No amendment or termination of the 2020 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The Committee may amend or terminate outstanding awards at any time, except that no amendment or termination of outstanding award may, without the written consent of the participant, reduce or diminish the value of such outstanding awards.

Prohibition on Repricing. Without the prior consent of the Company’s shareholders, outstanding stock options and SARs cannot be repriced, directly or indirectly, nor may stock options or SARs be cancelled in exchanged for stock options or SARs with an exercise or base price that is less than the exercise price or base price of the original stock options or SARs. In addition, the Company may not, without the prior approval of shareholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option or stock appreciation right.

Limitations on Transfer; Beneficiaries. No right or interest of a participant in any award may be pledged or encumbered to or in favor of any person other than the Company, or be subject to any lien, obligation or liability of the participant to any person other than the Company or an affiliate. Except to the extent otherwise determined by the Committee with respect to awards other than incentive stock options, no award may be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution.

Clawback Policy. Awards under the 2020 Plan will be subject to the Company’s clawback policy any other compensation recoupment policy of the Company as adopted from time to time.

Federal Income Tax Consequences

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2020 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and foreign tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2020 Plan. When the optionee exercises a Nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, then the amount equal to the excess of the amount realized upon sale or disposition of the option shares over the exercise price will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2020 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). If the participant files an election under Internal Revenue Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Internal Revenue Code Section 83(b) election.

Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock or other property in settlement of a performance award, the participant will recognize ordinary income equal to the cash, stock or other property received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Internal Revenue Code Section 162(m).

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2020 Plan.

New Plan Benefits

Grants and awards under the 2020 Plan, which may be made to Company executive officers, directors and other employees, are not presently determinable. If the shareholders approve the 2020 Plan, such grants and awards will be made at the discretion of the Compensation Committee.

The Board of Directors unanimously recommends a vote “FOR” this proposal.

PROPOSAL NO. 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The firm of McNair, McLemore, Middlebrooks & Co., LLC, Macon, Georgia, has served as our independent registered public accounting firm each year since 1995, and we consider them to be well qualified. Our Audit Committee has selected McNair, McLemore, Middlebrooks & Co., LLC, to serve as our independent accountants for the fiscal year ending December 31, 2020, subject to ratification by the shareholders. Representatives of McNair, McLemore, Middlebrooks & Co., LLC will be available at the Annual Meeting via telephone on May 26, 2020 and will have the opportunity to make a statement if they desire to do so. They will be available to answer your questions at that time.

Shareholder ratification of the selection of McNair, McLemore, Middlebrooks & Co., LLC as our independent registered public accounting firm for the 2020 fiscal year is not required by our bylaws, state law or otherwise. The Board of Directors is submitting the selection of McNair, McLemore, Middlebrooks & Co., LLC as the Company’s independent registered public accounting firm to the shareholders for ratification as a matter of good corporate practice. If the ratification of the appointment of McNair, McLemore, Middlebrooks & Co., LLC is not approved by a majority of the votes cast at the Annual Meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends a vote “FOR” this proposal.

During fiscal years 2019 and 2018, the Company retained its principal auditor, McNair, McLemore, Middlebrooks & Co., LLC, to provide services in the following categories and amounts:

	2019	2018
Audit Fees	$338,329	$299,065
Audit of Financial Statements
Reporting to Audit Committee
Review of Quarterly Financials
Attestation on Internal Controls for FDICIA
Review of SEC Filings

Audit-related Fees[2]	$11,500	$11,200
Assurance and related services
Fees related to the performance of audits and attest services not required by statute or regulations
Due diligence related to mergers, acquisitions, and investments
Accounting consultations about the application of generally accepted accounting principles to proposed transactions

Tax Fees	$29,377	$25735
Preparation of federal and state consolidated returns
Amended returns, property tax return, local returns
Tax planning and advice
IRS Examination and Appeal
Claim for Refund

All other Fees	$—	$—
Miscellaneous professional services

Total	$379,166	$336,000

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, the independent registered public accounting firm, and on a case-by-case basis, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. The Audit Committee delegates authority over the review of such preapprovals to an internal audit firm, which prepares an internal program that is subject to the Audit Committee’s approval. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation. The Audit Committee has considered the provision of non-audit services by our principal accountants and has determined that the provision of such services were consistent with maintaining the independence of the Company’s principal accountants. All services set forth above under the captions “Audit Fees”, “Audit-Related Fees”, “Tax Fees”, and “All Other Fees” were approved by the Audit Committee pursuant to SEC Regulation S-X Rule 2-.01(c)(7)(i)3

[2]	NTD: Need to include a description of the nature of the services comprising audit-related fees. Confirm the inserted language is accurate, or provide a description that is more applicable to Colony.
[3]	NTD: Confirm. Disclosure needs to be provided as to the percentage of services provided that were not “Audit Fees” that were approved by the Audit Committee pursuant to its process.

Financial Information Systems Design and Implementation Fees. The Company did not retain its principal accountant to perform Financial Information Systems Design or Implementation services in fiscal year 2019.

Changes in and Disagreement with Accountants on Accounting and Financial Disclosure. There was no accounting or disclosure disagreement or reportable event with the current auditors that would have required the filing of a report on Form 8-K.

SHAREHOLDER PROPOSALS

Any shareholder proposal intended to be presented at the Company’s annual meeting of shareholders to be held in 2021, including any proposal intended to be included in the Company’s proxy statement and form of proxy for that meeting, must be in writing and must be received by the Company, directed to the attention of the Corporate Secretary, not later than 5:00 p.m., Eastern Time, on December 24, 2020, which is 120 calendar days before the anniversary of the mailing date of this year’s proxy materials. Any such proposal must comply in all respects with the Company’s Amended and Restated Bylaws and with the rules and regulations of the SEC. Upon timely receipt of any such proposal, the Company will determine whether to include it, if requested, in its proxy statement and proxy in accordance with applicable rules and regulations governing the solicitation of proxies.

For a shareholder proposal that is not intended to be included in the Company’s proxy statement and form of proxy for the annual meeting to be held in 2021, notice of such proposal must be in writing and must be received by the Company, directed to the attention of Edward L. Bagwell, not later than 5:00 p.m., Eastern Time, on March 9, 2021 at 115 South Grant Street, Fitzgerald, Georgia 31750. If shareholders wish to nominate a person for election as a director, such notice must be given in writing to Edward. L. Bagwell at 115 South Grant Street, Fitzgerald, Georgia 31750 by no later than 5:00 p.m., Eastern Time, on December 24, 2020.

To have a nominee included in the Company’s proxy statement and form of proxy for the annual meeting to be held in 2021, notice of such nomination must be submitted by the nominating shareholder on a Schedule 14N to the Company by no later than December 24, 2020, with such notice to also be filed with the SEC no later than December 24, 2020.

OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

Our Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the Company’s best interest.

ANNUAL REPORTS

Upon receipt of a written request, we will furnish, without charge, any owner of common stock of the Company a copy of its annual report as filed with the SEC on form 10-K (the “10-K”) for the fiscal year ended December 31, 2019, including financial statements and the schedules thereto. Copies of exhibits to the 10-K are also available upon specific request and payment of a reasonable charge for reproduction. Such requests should be directed to the Secretary of the Company at the address indicated on the front of this proxy statement.

HOUSEHOLDING

The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement to those shareholders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that shareholders receive and lower printing and mailing costs for companies. The Company and certain intermediaries are householding proxy materials for shareholders of record in connection with the Annual Meeting. This means that:

•

Only one Notice of Internet Availability of Proxy Materials or Proxy Statement and 2019 Annual Report will be delivered to multiple shareholders sharing an address unless you notify your broker or the Company to the contrary.

•

You can contact the Company by calling (229) 426-6000 or writing Edward L Bagwell at 115 South Grant Street, Fitzgerald, Georgia 31750 to request a separate copy of the Notice of Internet Availability of Proxy Materials or 2019 Annual Report and Proxy Statement for the Annual Meeting and for future meetings or, if you are currently receiving multiple copies, to receive only a single copy in the future. You can also contact your broker to make a similar request.

APPENDIX A

COLONY BANKCORP, INC.

2020 INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1.    GENERAL. The purpose of the Colony Bankcorp, Inc. 2020 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Colony Bankcorp, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1.    DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a)    “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b)    “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)    “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d)    “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, consulting, severance or similar agreement, if any, between such Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee in good faith: (i) the commission of any act by the Participant constituting financial dishonesty against the Company or any of its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Participant’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment which would: (A) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective then-current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (B) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the willful and repeated failure by the Participant to follow the lawful directives of the Board or the Participant’s supervisor; (iv) any material misconduct, material violation of the Company’s written policies, or willful and deliberate non-performance of duty by the Participant in connection with the business affairs of the Company or any of its Affiliates; or (v) the Participant’s material breach of any employment, severance, non-competition, non-solicitation, confidential information, or restrictive covenant agreement, or similar agreement, with the Company or an Affiliate. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(g)    “Change in Control” means and includes the occurrence of any one of the following events:

(i)    during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii)    any Person becomes a Beneficial Owner, directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii)    the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such

Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 35% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv)    approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(h)    “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(i)    “Committee” means the committee of the Board described in Article 4.

(j)    “Company” means Colony Bankcorp, Inc., a Georgia corporation, or any successor corporation.

(k)    “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iii) a Participant transfers from being an employee of the Company or an Affiliate to being a director of the Company or of an Affiliate, or vice versa, or (iv) in the discretion of the Committee, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa, or (v) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(l)    “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(m)    “Disability” of a Participant means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(n)    “Dividend Equivalent” means a right granted with respect to an Award pursuant to Article 11.

(o)    “Effective Date” has the meaning assigned such term in Section 3.1.

(p)    “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

(q)    “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(r)    “Fair Market Value,” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on the principal such Exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(s)    “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(t)    “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement,

if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.

(u)    “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(v)    “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(w)    “Independent Directors” means those members of the Board who qualify at any given time as an “independent” director under the applicable rules of each Exchange on which the Shares are listed, and as a “non-employee” director under Rule 16b-3 of the 1934 Act.

(x)    “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(y)    “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(z)    “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(aa)    “Other Stock-Based Award” means a right, granted to a Participant under Article 12 that relates to or is valued by reference to Stock or other Awards relating to Stock.

(bb)    “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(cc)    “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(dd)    “Performance Award” means any award granted under the Plan pursuant to Article 10.

(ee)    “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ff)    “Plan” means the Colony Bankcorp, Inc. 2020 Incentive Plan, as amended from time to time.

(gg)    “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(hh)    “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(ii)    “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 14), the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted.

(jj)    “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder.

(kk)    “Stock” means the $1.00 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(ll)    “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(mm)    “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(nn)    “1933 Act” means the Securities Act of 1933, as amended from time to time.

(oo)    “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1.    EFFECTIVE DATE. The Plan will become effective on the date that it is adopted by the Company’s shareholders (the “Effective Date”).

3.2.    TERM OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the shareholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.

ARTICLE 4

ADMINISTRATION

4.1.    COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Any director appointed to serve on the Committee who is not an Independent Director shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2.    ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties and shall be given the maximum deference permitted by applicable law. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3.    AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to:

(a)     grant Awards;

(b)     designate Participants;

(c)    determine the type or types of Awards to be granted to each Participant;

(d)    determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e)    determine the terms and conditions of any Award granted under the Plan;

(f)    prescribe the form of each Award Certificate, which need not be identical for each Participant;

(g)    decide all other matters that must be determined in connection with an Award;

(h)    establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(i)    make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(j)    amend the Plan or any Award Certificate as provided herein; and

(k)    adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

4.4.    DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. In addition, the Committee may, by resolution, expressly delegate to one or more of its members or to one or more officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to the grant of Awards to eligible participants who are subject to Section 16(a) of the 1934 Act at the Grant Date. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.5.    INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time, or Amended and Restated Bylaws, as amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1.    NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 1,200,000. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 1,200,000.

5.2.    SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve in accordance with this Section 5.2.

(a)    To the extent that all or a portion of an Award is canceled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to meet time-based and/or performance-based vesting requirements, any unissued or forfeited Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(b)    Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(c)    The full number of Shares subject to an Option shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

(d)    The full number of Shares subject to a SAR that is settled in Shares shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan (rather than the net number of Shares actually delivered upon exercise).

(e)    Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.

(f)    Shares repurchased by the Company on the open market with the proceeds of an Option exercise shall not be added to the Plan share reserve.

(g)    Substitute Awards granted pursuant to Section 13.11 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(h)    Subject to applicable Exchange requirements, shares available under a shareholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3.    STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4.    LIMITATION ON AWARDS TO NON-EMPLOYEE DIRECTORS. With respect to any one calendar year, the aggregate compensation that may be granted to any Non-Employee Director, including all meeting fees, cash retainers and retainers granted in the form of Awards, shall not exceed $250,000, including in the case of a non-employee Chairman of the Board or Lead Director. For purposes of such limit, the value of Awards will be determined based on the aggregate Grant Date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).

ARTICLE 6

ELIGIBILITY

6.1.    GENERAL. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7

STOCK OPTIONS

7.1.    GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)    EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 13.11) shall not be less than the Fair Market Value as of the Grant Date.

(b)    PROHIBITION ON REPRICING. Except as otherwise provided in Article 14, without the prior approval of shareholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled or surrendered in exchange for Options, SARs or other Awards with an exercise or base price that is less than the exercise price of the original Option, (iii) an Option may not be cancelled or surrendered in exchange for other Awards if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option, and (iv) an Option may not be cancelled or surrendered for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

(c)    TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 13.6. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d)    PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.

(e)    EXERCISE TERM. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

(f)    NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g)    NO DIVIDEND EQUIVALENTS. No Option shall provide for Dividend Equivalents.

7.2.    INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1.    GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a)    RIGHT TO PAYMENT. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1)    The Fair Market Value of one Share on the date of exercise; over

(2)    The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b)    PROHIBITION ON REPRICING. Except as otherwise provided in Article 14, without the prior approval of shareholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled or surrendered in exchange for Options, SARs or other Awards with an exercise or base price that is less than the base price of the original SAR, (iii) a SAR may not be cancelled or surrendered in exchange for other Awards if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR, and (iv) a SAR may not be cancelled or surrendered for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c)    TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, subject to Section 13.6. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

(d)    NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e)    NO DIVIDEND EQUIVALENTS. No SAR shall provide for Dividend Equivalents.

ARTICLE 9

RESTRICTED STOCK AND STOCK UNITS

9.1.    GRANT OF RESTRICTED STOCK AND STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

9.2.    ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter, subject to Section 13.6. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a shareholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

9.3    DIVIDENDS ON RESTRICTED STOCK. In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof) and subject to the same vesting provisions as provided for the host Award, or (iii) will be credited by the Company to an account for the Participant and accumulated without interest until the date on which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends be paid or distributed until the vesting restrictions of the underlying Award lapse.

9.4.    FORFEITURE. Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.5.    DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10

PERFORMANCE AWARDS

10.1.    GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant and to designate the provisions of such Performance Awards as provided in Section 4.3. Any Dividend Equivalents granted with respect to a Performance Award shall be subject to Section 11.1.

10.2.    PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee.

ARTICLE 11

DIVIDEND EQUIVALENTS

11.1.    GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof) and subject to the same vesting provisions as provided for the host Award, or (ii) will be credited by the Company to an account for the Participant and accumulated without interest until the date on which the host Award becomes vested, and, in either case, any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends be paid or distributed until the vesting restrictions of the underlying Award lapse.

ARTICLE 12

STOCK OR OTHER STOCK-BASED AWARDS

12.1.    GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation (but subject to Section 13.6) Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value per Share (or net asset value per Share) or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards. Any Dividend Equivalents granted with respect to an Award under this Section 12.1 shall be subject to Section 11.1.

ARTICLE 13

PROVISIONS APPLICABLE TO AWARDS

13.1.    AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

13.2.    FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

13.3.    LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

13.4.    BENEFICIARIES. Notwithstanding Section 13.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Company.

13.5.    STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any Exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

13.6    MINIMUM VESTING REQUIREMENTS. Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted pursuant to Section 13.11, (ii) Shares delivered in lieu of fully-vested cash Awards, (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of shareholders which is approximately one year after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 5.1 (subject to adjustment under Section 14.1); and, provided, further, that the foregoing restriction does not apply to accelerated exercisability or vesting of any Award in cases of death, Disability or a Change in Control.

13.7.    ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the termination of a person’s Continuous Service by reason of death or Disability:

(i)    each of that Participant’s outstanding Options and SARs, or the portions of such outstanding Options and SARs, as applicable, that are solely subject to time-based vesting requirements shall become vested and fully exercisable as of the date of termination;

(ii)    each of that Participant’s other outstanding Awards, or the portions of such other outstanding Awards, as applicable, that are solely subject to time-based vesting restrictions shall become vested, and such restrictions shall lapse as of the date of termination; and

(iii)    each of that Participant’s outstanding Options, SARs and other Awards, or the portions of such outstanding Options, SARs and other Awards, as applicable, that are solely subject to performance-vesting requirements or restrictions (the “Performance-Vesting Awards”) shall be prorated by multiplying the number of shares or units underlying such Performance-Vesting Award by a fraction, the numerator of which is the number of days elapsed from the commencement of the applicable performance period through the date of termination, and the denominator of which is the number of days in such performance period (each a “Prorated Portion”). The Prorated Portion shall not expire on account of the Participant’s termination and shall remain eligible to vest based upon actual performance over the applicable performance period, as provided in the Award Certificate or other special Plan document governing the Award. The remainder of each Performance-Vesting Award (the non-Prorated Portion) shall be forfeited and canceled as of the date of termination.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.8.    EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 13.8 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

(a)    Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant’s performance-based Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to such Participant within sixty (60) days following the date of termination of employment (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b)    Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, subject to Section 16.3, there shall be a prorata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 16.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.9.    DISCRETION TO ACCELERATE AWARDS. Regardless of whether an event has occurred as described in Section 13.7 or 13.8 above, but subject to Section 13.6, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.9.

13.10.    FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy. Nothing contained herein or in any Award Certificate prohibits the Participant from: (1) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity; (2) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations; or (3) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange.

13.11.    SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 14

CHANGES IN CAPITAL STRUCTURE

14.1.    MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 and Section 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Section 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and Section 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

14.2    DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 14.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying Stock, as of a specified date associated with the transaction (or the per-shares transaction price), over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

14.3    GENERAL. Any discretionary adjustments made pursuant to this Article 14 shall be subject to the provisions of Section 14.2. To the extent that any adjustments made pursuant to this Article 14 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 15

AMENDMENT, MODIFICATION AND TERMINATION

15.1.    AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan (other than pursuant to Article 14), (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Except as otherwise provided in Section 14.1, without the prior approval of the shareholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.

15.2.    AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)    Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)    Except as otherwise provided in Article 14, without the prior approval of the shareholders of the Company: (i) the exercise price or base price of an Option or SAR may not be reduced, directly or indirectly, (ii) an Option or SAR may not be cancelled in exchange for Options, SARs or other Awards with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and

(c)    No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

15.3.    COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 16

GENERAL PROVISIONS

16.1.    RIGHTS OF PARTICIPANTS.

(a)    No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b)    Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c)    Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or any of its Affiliates.

(d)    No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

16.2.    WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements, and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with applicable tax requirements, all in accordance with such procedures as the Committee approves (which procedures may permit withholding up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification). All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

16.3.     SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a)    General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b)    Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not affect the dollar amount or prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the non-409A-conforming event.

(c)    Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the CEO or the Committee, in the case of executive officers and directors, or the Head of Human Resources, in the case of Participants other than executive officers and directors) shall determine which Awards or portions thereof will be subject to such exemptions.

(d)    Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee, then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j) (4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and

(ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

(e)    Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(f)    Timing of Release of Claims. Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (d) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

(g)    Permitted Acceleration. The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. Section 1.409A-3(j)(4).

16.4.    UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

16.5.    RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

16.6.    EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

16.7.    TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.8.    GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.9.    FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

16.10.    GOVERNMENT AND OTHER REGULATIONS.

(a)    Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)    Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

16.11.    GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Georgia.

16.12.    SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

16.13.    NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

*******************

The foregoing is hereby acknowledged as being the Colony Bankcorp, Inc. 2020 Incentive Plan, which was adopted by the Board on April 6, 2020, contingent upon approval by the shareholders on May 26, 2020.

COLONY BANKCORP, INC.

By: Edward L Bagwell III

Its: Secretary

APPENDIX B

EXHIBIT XIV

COLONY BANKCORP, INC.

GOVERNANCE, COMPENSATION, AND NOMINATION COMMITTEES CHARTER

COMPOSITION

The Chairman of the Board of Directors of Colony Bankcorp, Inc. (the “Board”), shall appoint annually Governance, Compensation, and Nomination Committees (the “Governance Committees”), each comprised of three or more Directors independent of management. The appointments will be subject to election by the full Board. One of the members of the Governance Committee shall be elected Chairman by the committee members. The members of the Governance Committees shall meet the independence requirements of the Company’s Corporate Governance Guidelines and the Rules of NASDAQ as approved by the Securities and Exchange Commission on November 4, 2003, and as they may be amended.

AUTHORITY

The Governance Committees are granted the authority to perform the duties enumerated in this Charter and, upon the direction and approval of the Board, to investigate any human resources, board governance, or compensation activity of the Company.

RESPONSIBILITY

The Board delegates to the Governance Committees strategic and administrative responsibility on a broad range of issues as follows: to ensure that the Chief Executive Officer (CEO), other executive officers, and key management of the Company are compensated effectively in a manner consistent with the compensation strategy of the company, internal equity considerations, competitive practice, and any requirements of appropriate regulatory bodies; to establish guidelines and oversee the administration of executive compensation plans and arrangements as well as certain employee benefit plans; to recommend to the Board changes in board composition, new candidates and changes to the Director’s compensation package. The Governance Committees are also responsible for taking a leadership role in shaping the corporate governance of the Company.

SPECIFIC DUTIES

The Nomination Committee shall be responsible for the following:

•	Make recommendations to the Board with respect to the size and composition of the Board.

•

Make recommendations to the Board on the minimum qualifications and standards for director nominees and the selection criteria for Board members and review the qualifications of potential candidates for the Board.

•	Make recommendations to the Board on nominees to be elected at the Annual Meeting of Stockholders.

Page 1 of 4	Approved June 19, 2018

EXHIBIT XIV

COLONY BANKCORP, INC.

GOVERNANCE, COMPENSATION, AND NOMINATION COMMITTEES CHARTER

•

Seek and identify a qualified director nominee, in the event that a director vacancy occurs, to be recommended to the Board for either appointment by the Board to serve the remainder of the term of a director position that is vacant or election at the annual meeting of the stockholders.

•	Adopt procedures, as needed, detailing the company’s process for identifying and evaluating candidates to be nominated as directors.

The Compensation Committee shall be responsible for the following:

•	Duties with regard to Director Compensation:

•	Recommend to the Board any changes to the director’s compensation package.

•	Duties with regard to Executive Compensation:

•

Review and approve the Company’s stated compensation strategy to ensure that there is a strong link between the economic interests of management and shareholders, that management members are rewarded appropriately for their contributions to company growth and profitability, and that the executive compensation strategy supports organization objectives and shareholder interests.

•

Review and approve the individual elements of total compensation for the CEO. This includes base salary, incentives, stock awards, benefits and perquisites. The Committee shall review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on that evaluation.

•

Review and approve the individual elements of total compensation for Colony Bankcorp, Inc. executive management. Review and approve general elements of total compensation for key management and other officers.

•	Review and approve the design, performance measures, and award opportunities for the Company’s executive compensation plans.

•	Review and approve the terms and conditions of stock compensation and the number of shares reserved for stock grants and awards.

•	Oversee the administration and operation of the Cash Incentive Plan, Executive Stock Grant Plan, 401(k) Plan, and any other executive compensation plans and arrangements.

•	Communicate to shareholders the Company’s compensation philosophy, policies, and practices as required by the Securities and Exchange Commission.

Page 2 of 4	Approved June 19, 2018

EXHIBIT XIV

COLONY BANKCORP, INC.

GOVERNANCE, COMPENSATION, AND NOMINATION COMMITTEES CHARTER

•	Duties with regard to Employee Benefits:

•	Oversee the administration and operation of the 401(k) Plan, the Cash Incentive Bonus Plan, the Profit Sharing Compensation Plan, and other designated employee benefit plans.

The Governance Committee shall be responsible for the following:

•	The Governance Committee is responsible for taking a leadership role in shaping the corporate governance of the Company.

•

The Governance Committee shall develop and recommend to the Board a set of corporate governance guidelines, and periodically review and reassess the adequacy of those guidelines and recommend any proposed changes to the Board for approval.

•	The Governance Committee shall address committee structure and operations, committee reporting to the Board, committee member qualifications and committee member appointment and removal.

•

The Governance Committee shall adopt a process whereby it receives comments from Directors and reports annually to the Board with an assessment of the Board’s performance, to be discussed with the full board.

•

The Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Governance Committee shall annually review its own performance.

STAFF AND OTHER SUPPORT

Primary staff support for the Governance Committees shall be provided by Colony Bankcorp, Inc. and Colony Bank. General Counsel of the Company shall assist on corporate governance matters. Further, the Governance Committees shall also have authority to obtain advice and assistance from internal or external sources, including accounting, audit, and other advisors.

MEETINGS

The Governance Committees shall meet quarterly or at other times as the Chairmen of the Governance Committees shall designate. As necessary or desirable, the Chairmen of the Governance Committees may request that certain members of management be present at meetings of the Governance Committees.

Page 3 of 4	Approved June 19, 2018

EXHIBIT XIV

COLONY BANKCORP, INC.

GOVERNANCE, COMPENSATION, AND NOMINATION COMMITTEES CHARTER

REPORTS AND MINUTES

The Governance Committees shall report to the Board actions of each Committee at the next regularly scheduled meeting of the Board or, as required by the nature of its duties on its activities, and shall make recommendations to the Board as the Governance Committees decide are appropriate. The Governance Committees shall keep minutes for each meeting. The Governance Committees Chairmen shall review and approve the Governance Committees minutes, and they shall be filed with the Corporate Secretary for retention with the records of the Company.

Page 4 of 4	Approved June 19, 2018

APPENDIX C

COLONY BANKCORP, INC.

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (the “Committee”) is appointed by the Chairman of the Board of Directors (the “Board”) of the company, subject to election by the full Board, to assist the Board in fulfilling its oversight responsibilities for the company’s accounting and financial reporting processes and audits of the financial statements of the company by monitoring (1) the integrity of the company’s financial statements, (2) the independence and qualifications of its external auditor, (3) the company’s system of internal controls, (4) the performance of the company’s internal audit process and external auditor, and (5) the company’s compliance with laws, regulations and the Directors and Senior Financial Officers Code of Ethical Conduct and the Code of Conduct. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the company’s annual meeting proxy statement.

AUTHORITY

The Committee has authority to conduct or authorize examinations into any matters within its scope of responsibility. It has sole authority to (1) appoint, compensate, retain and directly oversee the work of the company’s external auditor (subject to shareholder approval if applicable), (2) resolve any disagreements between management and the auditors regarding financial reporting, and (3) pre-approve all audit services and permitted non-audit services provided to the company by its external auditor. It also has authority to:

•	Retain outside advisors, including counsel, as it determines necessary to carry out its duties.

•	Seek any information it requires from employees – all of whom are directed to cooperate with the Committee’s requests – or external parties.

•	Meet with company officers, external auditors, or outside counsel, as necessary.

•	Review and approve all related-party transactions.

The company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the company; for payment to any advisors employed by the Committee; and for payment of necessary administrative expenses of the Committee.

COMPOSITION

The Committee will consist of at least three members of the Board of Directors. The Board Chairman will appoint Committee members on the recommendation of the company’s Governance, Compensation and Nominations Committee, subject to election by the full Board. The Committee members shall elect the Committee Chairman. Committee members may be replaced by the Board. Each Committee member shall meet the NASDAQ independence definitions set forth in Rule 4200(a)(14) and in other applicable rules. In addition, Committee members must not receive any payment other than payment for board or Committee

Board Approved June 19, 2018	Page 1 of 5

service, consistent with Section 1OA(m) of the Exchange Act and Rule 1OA-3 issued thereunder and must not be an affiliated person of the company or any subsidiary, consistent with Section 1OA(m) of the Exchange Act and Rule 1OA-3 issued thereunder. Each Committee member must be able to read and understand financial statements. At least one member must have past employment experience in finance or accounting, requisite professional certification in finance or accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. Any member that satisfies the definition of audit committee financial expert under Item 401(h) of Regulation S-K or Item 401(e) of Regulation S-B is presumed to be financially sophisticated. If no member of the Committee satisfies the definition of audit committee financial expert, the Committee shall direct the company to include appropriate disclosures in Commission filings as required by the Commission rules and regulations then in effect.

MEETINGS

The Committee will meet as often as it determines is appropriate, but not less frequently than quarterly. All Committee members are expected to attend each meeting, in person or via telephone or video conference. The Committee periodically will hold private meetings with management, the internal auditor and the external auditor. The Committee may invite any officer or employee of the company, the external auditor, the company’s outside counsel, the Committee’s counsel or others to attend meetings and provide pertinent information. Meeting agendas will be prepared by the individual serving as chief audit executive (the “CAE”) and provided in advance to members, along with appropriate briefing materials. Minutes will be kept by a member of the Committee or a person designated by the Committee.

RESPONSIBILITIES

The committee will carry out the following responsibilities:

•	Financial Statements

•

Review and discuss with management and the external auditor significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the company’s selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the company’s financial statements.

•

Review with management and the external auditor the results of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

•

Review and discuss with management and the external auditor the annual financial statements along with any off-balance sheet structures, including disclosures made in management’s discussion and analysis, and recommend to the board of directors whether they should be included in the company’s Form 10-K.

•

Review and discuss with management and the external auditor interim financial statements, including the results of the external auditor’s review of the quarterly financial statements, before filing the company’s Form I0-Q with the Commission or other applicable regulatory filings with regulators.

Board Approved June 19, 2018	Page 2 of 5

•

Review disclosures made to the Committee by the company’s CEO and CFO during their certification process for the Form 10-K and Forms I0-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the company’s internal controls.

•

At least annually prior to the filing of the audit report with the Commission (and more frequently if appropriate), review and discuss reports from the external auditor on (I) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditor and (3) other material written communications between the external auditor and management, such as any management letter or schedules of unadjusted differences.

•

Review with management and the external auditor all matters required to be communicated to the Committee under generally accepted auditing standards, including matters required to be discussed by Statement on Auditing Standards No. 61 relating to conduct of the audit.

•

Discuss with management the company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made). The Committee does not need to discuss each release in advance.

•	Understand how management prepares interim financial information and the nature and extent of internal and external auditor involvement.

•	Internal Controls

•	Consider the effectiveness of the company’s internal control systems, including information technology security and control.

•

Understand the scope of internal audits and external auditor’s reviews of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

•	Internal Audit

•

Review with management, the external auditor and the CAE the charter, plans, activities, staffing and organizational structure of the internal audit function, and any recommended changes thereto, as well as staff qualifications.

•	Review significant reports to management prepared by internal audit and management’s responses.

•	Ensure there are no unjustified restrictions or limitations on the CAE’s scope of activities or access to information, and review and concur in the appointment, replacement, or dismissal of the CAE.

Board Approved June 19, 2018	Page 3 of 5

•	On a regular basis, meet separately with the CAE to discuss any matters that the Committee or internal audit believes should be discussed privately.

•	Require the CAE to report, functionally, to the Committee.

•	External Audit

•	Require the external auditor to report directly to the Committee.

•	Meet with the external auditor to discuss the external auditor’s proposed audit planning, scope, staffing and approach, including coordination of its effort with internal audit.

•

Obtain and review a report from the external auditor regarding its quality control procedures, and material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more of the independent audits carried out by the firm, and any steps taken to deal with any such issues and all relationships between the external auditor and the company.

•

Evaluate, and present to the board of directors its conclusions, regarding the qualifications, performance and independence of the external auditor, including considering whether the auditor’s quality controls are adequate and permitted non-audit services are compatible with maintaining the auditor’s independence, taking into account the opinions of management and the internal auditors.

•

Ensure the rotation of the audit partners as required by law and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the external audit firm on a regular basis.

•	Establish policies concerning the company’s hiring of employees or former employees of the external auditor, as required by law and by applicable listing standards.

•	On a regular basis, meet separately with the external auditor to discuss any matters that the Committee or external auditor believes should be discussed privately.

•	Compliance

•

Review the effectiveness of the system for monitoring compliance with laws and regulations. The results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance should also be reviewed.

•

Obtain from the external auditor assurance that Section IOA(b) of the Securities and Exchange Act of 1934 has not been implicated (regards illegal acts and appropriate responses by company and external auditor).

•

Advise the board of directors with respect to the company’s policies and procedures regarding compliance with applicable laws and regulations and with the Directors and Senior Financial Officers Code of Ethical Conduct and the Code of Conduct, including review of the process for communicating these Codes to company personnel and for monitoring compliance.

Board Approved June 19, 2018	Page 4 of 5

•

Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•

Review and discuss with management and the external auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports or auditor observations that raise significant issues regarding the company’s financial statements or accounting policies.

•

Obtain regular updates from management and company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the company’s compliance policies.

•	Reporting Responsibilities

•	Regularly report to the Board of Directors about Committee activities, issues and related recommendations.

•	Provide an open avenue of communication between internal audit, the external auditor and the Board of Directors.

•	Review any other reports the company issues that relate to Committee responsibilities.

•	Other Responsibilities

•	Perform other activities related to this charter as requested by the Board of Directors.

•	Institute and oversee special investigations as needed.

•	Review and assess the adequacy of the Committee charter, annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

•	Annually review the Committee’s own performance.

Board Approved June 19, 2018	Page 5 of 5

ANNUAL MEETING OF SHAREHOLDERS OF COLONY BANKCORP, INC. May 26, 2020 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - http://materials.proxyvote.com/19623P Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20930303000000000000 1 052620 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. Election of Directors: To elect nine directors for a term of one (1) year; O Scott L. Downing O M. Frederick Dwozan, Jr. O T. Heath Fountain O Terry L. Hester O Edward P. Loomis, Jr. O Mark H. Massee O Meagan M. Mowry O Matthew D. Reed O Jonathan W. R. Ross 2. To solicit an advisory (non-binding) vote approving the Company’s executive compensation; 3. To approve the Colony Bankcorp, Inc. 2020 Incentive Plan; 4. To ratify the appointment of the Company’s independent registered public accounting firm; 5. To transact any other business that may properly come before the annual meeting or any other adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED , WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, THE PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR JUDGMENT FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

COLONY BANKCORP, INC. Proxy for Annual Meeting of Shareholders on May 26, 2020 Solicited on Behalf of the Board of Directors The undersigned hereby appoints T. Heath Fountain and Mark H. Massee, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Colony Bankcorp, Inc., to be held in person at Colony Bankcorp, Inc.’s Corporate Offices at 115 South Grant Street, Fitzgerald, Georgia and virtually via the Internet at https://colonybankevents.webex.com/colony- bankevents/onstage/g.php?MTID=e62be78eb8ca7d9945b4f332b3425fe7f on Tuesday, May 26, 2020 at 11:00 a.m., local time, and at any adjournments or postponements thereof, upon such business as may properly come before the meeting, including the proposals described in the Proxy Statement, a copy of which has been received by the undersigned, and on matters incident to the conduct of the meeting. (Continued and to be signed on the reverse side.)